[iTurf Logo]

Incorporated under the laws of the State of Delaware                      SHARES

CLASS A COMMON STOCK

CUSIP 46575Q 10 0

see reverse side for certain definitions


this certifies that ___________________________________________________________



is the owner of ________________________________________________________________


FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01 OF

                                  [iTurf Logo]

transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated:


     /s/ Alex Navarro         /s/ Stephen I. Kahn

         SECRETARY           CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:

      THE BANK OF NEW YORK

            (NEW YORK, NY)

                                       TRANSFER AGENT
                                        AND REGISTRAR

BY

                                 AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common


                           UNIF GIFT MIN ACT - __________ Custodian ____________
                                                 (Cust)               (Minor)

                           under Uniform Gifts to Minors

                           Act _____________________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.

   For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- shares of common stock represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: ___________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:

_________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR [illegible]